SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of The Securities Exchange Act


             Date of Report (Date of Earliest Reported) May 23, 2001


                          MILLENIUM HOLDING GROUP, INC.
                         (Name of Small Business Issuer)


         Nevada                        0-28431                  88-0109108
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)


              3800 Old Cheney Road Suite 101-222, Lincoln, NE 68516 (Address of Principal Executive Offices Including Zip Code)


                                 (402) 434 5690
                         (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

     The registrant was delisted from trading on the OTC BB effective May 23, 2001 due to non-compliance with Rule 6530 in that, the registrant did not timely file its Form 10-KSB for the year ended December 31, 2000.

ITEM 7. EXHIBITS

     99 -- Press Release announcing the delisting and and the reasons.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Millenium Holding Group, Inc.


May 24, 2001                              By: /s/ Richard L. Ham
                                             -----------------------------------
                                          Richard L. Ham, Director and President